[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 Avenue of the Americas
New York, NY  10104
Phone:  (212) 554-1234

                             NOTES TO ILLUSTRATIONS

THE FOLLOWING ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, AND CASH SURRENDER VALUES ARE DESIGNED TO SHOW YOU HOW THE PERFORMANCE OF THE INVESTMENT FUNDS AVAILABLE WITH IL PROTECTOR COULD AFFECT THE CASH SURRENDER VALUE AND DEATH BENEFIT. THE ILLUSTRATION MAY ALSO HELP YOU COMPARE IL PROTECTOR TO OTHER VARIABLE LIFE INSURANCE ILLUSTRATIONS. THESE ILLUSTRATIONS USE HYPOTHETICAL INVESTMENT RETURN ASSUMPTIONS, AND ARE NOT INTENDED AS ESTIMATES OF FUTURE PERFORMANCE OF ANY INVESTMENT FUND. YOU MAY REQUEST AN ILLUSTRATION THAT ASSUMES A HYPOTHETICAL INVESTMENT RETURN RANGING FROM 6.01% TO 12.00%. EQUITABLE IS NOT ABLE TO PREDICT THE FUTURE PERFORMANCE OF THE INVESTMENT FUNDS.

ILLUSTRATIONS BASED ON ASSUMED CONSTANT RATES OF RETURN DO NOT SHOW THE FLUCTUATIONS IN THE DEATH BENEFIT, POLICY ACCOUNT VALUE, AND CASH SURRENDER VALUE THAT CAN OCCUR WITH AN ACTUAL POLICY. SINCE THE VALUES OF THE INVESTMENT FUNDS VARY UP AND DOWN, VARIABLE LIFE INSURANCE BENEFITS WILL ALSO VARY.

                                   ASSUMPTIONS

THE ILLUSTRATION ASSUMES THAT THE AMOUNTS THAT YOU ALLOCATE TO THE INVESTMENT FUNDS EXPERIENCE HYPOTHETICAL GROSS RATES OF INVESTMENT RETURN EQUIVALENT TO 0.00%, 6.00%, AND A SPECIFIED RATE OF 10.00%.

PREMIUMS ARE ASSUMED TO BE PAID AT THE BEGINNING OF THE PAYMENT PERIOD. POLICY VALUES, DEATH BENEFITS, AND AGES SHOWN ARE AS OF THE END OF THE POLICY YEAR AND REFLECT THE EFFECT OF ALL LOANS AND WITHDRAWALS. THE DEATH BENEIFIT, POLICY ACCOUNT, AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS, FREQUENCIES, OR NOT ON THE DUE DATE. PREMIUMS LESS THE FOLLOWING DEDUCTIONS ARE ADDED TO THE POLICY ACCOUNT: 1) A CHARGE FOR TAXES BASED ON THE ILLUSTRATED INSURED'S STATE OF RESIDENCE, AND 2) A PREMIUM SALES CHARGE EQUAL TO 6% OF PREMIUMS PAID. AN ADMINISTRATIVE CHARGE IS DEDUCTED FROM THE POLICY ACCOUNT DURING THE FIRST POLICY YEAR EQUAL TO $25 PER MONTH. DURING SUBSEQUENT YEARS, THE MONTHLY ADMINISTRATIVE CHARGE IS EQUAL TO $6, SUBJECT TO $10 PER MONTH MAXIMUM.

'ASSUMING CURRENT CHARGES': THIS ILLUSTRATION IS BASED UPON THE 'CURRENT CHARGES' AS DECLARED BY EQUITABLE'S BOARD OF DIRECTORS, AND APPLY TO POLICIES ISSUED AS OF THE PREPARATION DATE SHOWN. 'CURRENT CHARGES' ARE NOT GUARANTEED AND MAY BE CHANGED AT THE DISCRETION OF THE BOARD OF DIRECTORS. THE CURRENT COST OF INSURANCE CHARGE IN YEAR 10 AND LATER IS REDUCED BY A PERCENTAGE OF THE UNLOANED POLICY ACCOUNT VALUE.

'BLENDED CHARGES' ARE BASED UPON A BLEND OF THE CURRENT AND THE GUARANTEED MAXIMUM MORTALITY CHARGES, ALL OTHER CURRENT CHARGES, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN INDICATED.

'ASSUMING GUARANTEED CHARGES': THIS ILLUSTRATION USES THE GUARANTEED MAXIMUM MORTALITY CHARGES, ADMINISTRATIVE CHARGES, CHARGES FOR MORTALITY AND EXPENSE RISK, SALES CHARGE, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN. IT DOES NOT INCLUDE CHARGES FOR RIDER BENEFITS UNLESS OTHERWISE INDICATED.

'NET LOANS/REPAYM'TS/WITHDRAWALS' COLUMNS REFLECT ANY LOANS, LOAN REPAYMENTS, AND/OR PARTIAL WITHDRAWALS THAT HAVE BEEN REQUESTED.

'NET RATES OF RETURN' (SHOWN IN PARENTHESES) TAKE INTO CONSIDERATION AN ASSUMED DAILY CHARGE TO THE SEPARATE ACCOUNT EQUIVALENT TO AN ANNUAL CHARGE OF .59% FOR INVESTMENT ADVISIORY SERVICES (MANAGEMENT FEE), .04% FOR OTHER ESTIMATED TRUST EXPENSES (INCLUDING 12B-1 FEES, WHERE APPLICABLE), PLUS THE DAILY CHARGE FOR MORTALITY AND EXPENSE RISKS. THE ACTUAL CHARGE FOR ADVISORY SERVICES VARIES WITH THE INVESMENT FUND SELECTED, AND CURRENTLY RANGES FROM .3282% TO 1.15%. THE CHARGE FOR MORTALITY AND EXPENSE RISKS IS A GUARANTEED ANNUAL CHARGE OF .80%. THE ILLUSTRATION ALSO RELECTS THAT NO CHARGE IS CURRENTLY MADE TO SEPARATE ACCOUNT FP FOR FEDERAL INCOME TAXES.

                            IMPORTANT TAX INFORMATION

CERTAIN LEVELS OF PREMIUM PAYMENTS INTO ANY LIFE INSURANCE POLICY, AS WELL AS CERTAIN POLICY CHANGES, MAY CAUSE YOUR POLICY TO BE CLASSIFIED AS A 'MODIFIED ENDOWMENT CONTRACT' OR MEC. A MEC CLASSIFICATION AFFECTS THE TAX STATUS OF ANY DISTRIBUTIONS TAKEN FROM THE POLICY. DISTRIBUTIONS TAKEN FROM A MEC POLICY (LOANS OR PARTIAL WITHDRAWALS) WILL FIRST BE TAXED AS ORDINARY INCOME (ON THE GAIN PORTION ONLY). IF THE POLICY OWNER IS UNDER AGE 59 1/2, A 10% PENALTY TAX WILL ALSO BE IMPOSED BY THE IRS ON THE TAXABLE AMOUNT RECEIVED.

BASED ON OUR UNDERSTANDING OF THE TAX LAWS, THE POLICY ILLUSTRATED HERE IS NOT
                      A MODIFIED ENDOWMENT CONTRACT (MEC).

   A POLICY MAY TERMINATE DUE TO INSUFFICIENT PREMIUMS AND/OR POOR INVESTMENT PERFORMANCE. EXCESSIVE LOANS OR WIHTDRAWALS MAY CAUSE A POLICY TO LAPSE DUE TO
                       INSUFFICIENT CASH SURRENDER VALUE.

EV-96-36a (8/96)                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 08 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 Avenue of the Americas
New York, NY  10104
Phone:  (212) 554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                               FOR: John Client

                           ASSUMING GUARANTEED CHARGES

                                            ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
                                            ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
                                                0.00% (-1.43% NET)                    6.00% (4.49% NET)

  END                       NET LOANS/          NET        NET          NET        NET       NET        NET
  OF         ANNUALIZED     REPAYMTS/         POLICY     CASH SURR     DEATH      POLICY   CASH SURR   DEATH
  YR   AGE   PREMIUMS      WITHDRAWLS        ACCOUNT     VALUE       BENEFIT     ACCOUNT    VALUE    BENEFIT
   1   41      2,000            0             1,179         770      150,000      1,267       859    150,000
   2   42      2,000            0             2,496       2,027      150,000      2,752     2,283    150,000
   3   43      2,000            0             3,771       3,243      150,000      4,280     3,752    150,000
   4   44      2,000            0             5,001       4,413      150,000      5,850     5,262    150,000
   5   45      2,000            0             6,188       5,539      150,000      7,464     6,816    150,000

   6   46      2,000            0             7,325       6,617      150,000      9,121     8,412    150,000
   7   47      2,000            0             8,413       7,644      150,000     10,818    10,050    150,000
   8   48      2,000            0             9,448       8,620      150,000     12,557    11,729    150,000
   9   49      2,000            0            10,429       9,541      150,000     14,339    13,450    150,000
  10   50      2,000            0            11,353      10,441      150,000     16,160    15,247    150,000

  11   51      2,000            0            12,216      11,486      150,000     18,020    17,290    150,000
  12   52      2,000            0            13,011      12,463      150,000     19,914    19,367    150,000
  13   53      2,000            0            13,729      13,364      150,000     21,837    21,472    150,000
  14   54      2,000            0            14,366      14,183      150,000     23,784    23,601    150,000
  15   55      2,000            0            14,907      14,907      150,000     25,746    25,746    150,000

  16   56      2,000            0            15,348      15,348      150,000     27,719    27,719    150,000
  17   57      2,000            0            15,676      15,676      150,000     29,695    29,695    150,000
  18   58      2,000            0            15,887      15,887      150,000     31,672    31,672    150,000
  19   59      2,000            0            15,973      15,973      150,000     33,645    33,645    150,000
  20   60      2,000            0            15,917      15,917      150,000     35,603    35,603    150,000

  21   61      2,000            0            15,705      15,705      150,000     37,536    37,536    150,000
  22   62      2,000            0            15,319      15,319      150,000     39,432    39,432    150,000
  23   63      2,000            0            14,731      14,731      150,000     41,273    41,273    150,000
  24   64      2,000            0            13,912      13,912      150,000     43,037    43,037    150,000
  25   65      2,000            0            12,827      12,827      150,000     44,702    44,702    150,000

  26   66      2,000            0            11,443      11,443      150,000     46,245    46,245    150,000
  27   67      2,000            0             9,728       9,728      150,000     47,647    47,647    150,000
  28   68      2,000            0             7,642       7,642      150,000     48,884    48,884    150,000
W 29   69      2,000            0             5,145       5,145      150,000     49,932    49,932    150,000
  30   70      2,000            0             2,179       2,179      150,000     50,755    50,755    150,000



                  ASSUMING HYPOTHETICAL GROSS
                  ANNUAL INVESTMENT RETURN OF
                       10.00% (8.43% NET)


  END            NET           NET            NET
  OF           POLICY       CASH SURR        DEATH
  YR   AGE     ACCOUNT        VALUE         BENEFIT
   1   41       1,326           918         150,000
   2   42       2,929         2,460         150,000
   3   43       4,643         4,115         150,000
   4   44       6,475         5,887         150,000
   5   45       8,436         7,788         150,000

   6   46      10,533         9,825         150,000
   7   47      12,775        12,007         150,000
   8   48      15,174        14,346         150,000
   9   49      17,743        16,854         150,000
  10   50      20,491        19,579         150,000

  11   51      23,435        22,705         150,000
  12   52      26,585        26,038         150,000
  13   53      29,955        29,590         150,000
  14   54      33,560        33,378         150,000
  15   55      37,415        37,415         150,000

  16   56      41,540        41,540         150,000
  17   57      45,958        45,958         150,000
  18   58      50,698        50,698         150,000
  19   59      55,792        55,792         150,000
  20   60      61,272        61,272         150,000

  21   61      67,178        67,178         150,000
  22   62      73,555        73,555         150,000
  23   63      80,453        80,453         150,000
  24   64      87,931        87,931         150,000
  25   65      96,064        96,064         150,000

  26   66     104,942       104,942         150,000
  27   67     114,679       114,679         150,000
  28   68     125,410       125,410         150,000
W 29   69     137,176       137,176         160,496
  30   70     149,846       149,846         173,822

   BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 31.
        BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 6.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 43.

    SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                        CLEARLY IDENTIFIED AS GUARANTEED.

EV-96-36a (8/96)                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 08, 1999                                           Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 Avenue of the Americas
New York, NY  10104
Phone:  (212) 554-1234

 ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES, CASH SURRENDER VALUES,
                                  AND PREMIUMS

                               FOR: John Client

                           ASSUMING GUARANTEED CHARGES


                                                            ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
                                                            ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
                                                                 0.00% (-1.43% NET)                     6.00% (4.49% NET)

   END                                   NET LOANS/      NET             NET       NET         NET         NET             NET
   OF                 ANNUALIZED         REPAYMTS/     POLICY         CASH SURR   DEATH      POLICY     CASH SURR         DEATH
   YR       AGE        PREMIUMS          WITHDRAWLS    ACCOUNT          VALUE    BENEFIT     ACCOUNT      VALUE          BENEFIT
 T 31        71         2,000                 0                                               51,301       51,301         150,000
   32        72         2,000                 0                                               51,442       51,442         150,000
   33        73         2,000                 0                                               51,209       51,209         150,000
   34        74         2,000                 0                                               50,433       50,433         150,000
   35        75         2,000                 0                                               48,986       48,986         150,000

   36        76         2,000                 0                                               46,732       46,732         150,000
   37        77         2,000                 0                                               43,506       43,506         150,000
   38        78         2,000                 0                                               39,105       39,105         150,000
   39        79         2,000                 0                                               33,279       33,279         150,000
   40        80         2,000                 0                                               25,684       25,684         150,000

   41        81         2,000                 0                                               15,831       15,831         150,000
   42        82         2,000                 0                                                3,035        3,035         150,000
 T 43        83         2,000                 0
   44        84         2,000                 0
   45        85         2,000                 0

   46        86         2,000                 0
   47        87         2,000                 0
   48        88         2,000                 0
   49        89         2,000                 0
   50        90         2,000                 0

   51        91         2,000                 0
   52        92         2,000                 0
   53        93         2,000                 0
   54        94         2,000                 0
   55        95         2,000                 0

   56        96         2,000                 0
   57        97         2,000                 0
   58        98         2,000                 0
   59        99         2,000                 0
   60       100         2,000                 0

                           ASSUMING HYPOTHETICAL GROSS
                          ANNUAL INVESTMENT RETURN OF
                               10.00% (8.43% NET)

   END                  NET           NET              NET
   OF                  POLICY       CASH SURR         DEATH
   YR       AGE        ACCOUNT       VALUE           BENEFIT
T  31        71         163,486        163,486         188,009
   32        72         178,220        178,220         201,389
   33        73         194,188        194,188         215,548
   34        74         211,506        211,506         230,541
   35        75         230,333        230,333         246,457

   36        76         250,866        250,866         263,409
   37        77         272,971        272,971         286,620
   38        78         296,757        296,757         311,594
   39        79         322,334        322,334         338,450
   40        80         349,817        349,817         367,308

   41        81         379,321        379,321         398,287
   42        82         410,957        410,957         431,505
 T 43        83         444,828        444,828         467,070
   44        84         481,034        481,034         505,086
   45        85         519,672        519,672         545,655

   46        86         560,840        560,840         588,882
   47        87         604,642        604,642         634,874
   48        88         651,180        651,180         683,739
   49        89         700,561        700,561         735,589
   50        90         752,882        752,882         790,526

   51        91         808,221        808,221         848,632
   52        92         866,632        866,632         909,964
   53        93         928,114        928,114         974,520
   54        94         992,587        992,587       1,042,216
   55        95       1,059,679      1,059,679       1,112,663

   56        96       1,128,442      1,128,442       1,184,864
   57        97       1,202,347      1,202,347       1,250,440
   58        98       1,280,874      1,280,874       1,319,300
   59        99       1,363,187      1,363,187       1,390,450
   60       100       1,465,269      1,465,269       1,479,922


     BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 31.
        BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 6.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 43.

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                       CLEARLY IDENTIFIED AS GUARANTEED.

EV-96-36a (8/96)                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 08 1999                                           Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 Avenue of the Americas
New York, NY  10104
Phone:  (212) 554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                               FOR: John Client

                            ASSUMING CURRENT CHARGES

                                                          ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
                                                          ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
                                                               0.00% (-1.43% NET)                        6.00% (4.49% NET)

  END                               NET LOANS/         NET           NET        NET          NET             NET             NET
  OF                 ANNUALIZED     REPAYMTS/        POLICY       CASH SURR    DEATH       POLICY         CASH SURR         DEATH
  YR       AGE        PREMIUMS      WITHDRAWLS       ACCOUNT        VALUE     BENEFIT      ACCOUNT          VALUE          BENEFIT
   1        41         2,000             0            1,185            776     150,000       1,273             865          150,000
   2        42         2,000             0            2,559          2,091     150,000       2,818           2,350          150,000
   3        43         2,000             0            3,892          3,364     150,000       4,409           3,881          150,000
   4        44         2,000             0            5,182          4,593     150,000       6,048           5,459          150,000
   5        45         2,000             0            6,425          5,777     150,000       7,733           7,084          150,000

   6        46         2,000             0            7,622          6,913     150,000       9,465           8,757          150,000
   7        47         2,000             0            8,766          7,998     150,000      11,242          10,473          150,000
   8        48         2,000             0            9,857          9,028     150,000      13,062          12,234          150,000
   9        49         2,000             0           10,908         10,020     150,000      14,944          14,056          150,000
  10        50         2,000             0           11,926         11,013     150,000      16,898          15,985          150,000

  11        51         2,000             0           12,904         12,174     150,000      18,920          18,190          150,000
  12        52         2,000             0           13,844         13,297     150,000      21,017          20,470          150,000
  13        53         2,000             0           14,743         14,378     150,000      23,190          22,825          150,000
  14        54         2,000             0           15,601         15,419     150,000      25,443          25,260          150,000
  15        55         2,000             0           16,402         16,402     150,000      27,765          27,765          150,000

  16        56         2,000             0           17,123         17,123     150,000      30,142          30,142          150,000
  17        57         2,000             0           17,758         17,758     150,000      32,572          32,572          150,000
  18        58         2,000             0           18,300         18,300     150,000      35,053          35,053          150,000
  19        59         2,000             0           18,799         18,799     150,000      37,637          37,637          150,000
  20        60         2,000             0           19,260         19,260     150,000      40,337          40,337          150,000

  21        61         2,000             0           19,687         19,687     150,000      43,172          43,172          150,000
  22        62         2,000             0           20,024         20,024     150,000      46,123          46,123          150,000
  23        63         2,000             0           20,265         20,265     150,000      49,203          49,203          150,000
  24        64         2,000             0           20,393         20,393     150,000      52,415          52,415          150,000
  25        65         2,000             0           20,392         20,392     150,000      55,768          55,768          150,000

  26        66         2,000             0           20,227         20,227     150,000      59,217          59,217          150,000
W 27        67         2,000             0           19,866         19,866     150,000      62,758          62,758          150,000
  28        68         2,000             0           19,285         19,285     150,000      66,392          66,392          150,000
  29        69         2,000             0           18,453         18,453     150,000      70,122          70,122          150,000
  30        70         2,000             0           17,333         17,333     150,000      73,949          73,949          150,000

                             ASSUMING HYPOTHETICAL GROSS
                             ANNUAL INVESTMENT RETURN OF
                                  10.00% (8.43% NET)

   END                    NET            NET            NET
   OF                   POLICY        CASH SURR        DEATH
   YR       AGE         ACCOUNT         VALUE         BENEFIT
   1        41            1,333           924          150,000
   2        42            2,996         2,528          150,000
   3        43            4,777         4,249          150,000
   4        44            6,685         6,097          150,000
   5        45            8,727         8,079          150,000

   6        46           10,914        10,206          150,000
   7        47           13,253        12,485          150,000
   8        48           15,756        14,927          150,000
   9        49           18,452        17,564          150,000
  10        50           21,370        20,457          150,000

  11        51           24,521        23,791          150,000
  12        52           27,931        27,383          150,000
  13        53           31,620        31,255          150,000
  14        54           35,617        35,434          150,000
  15        55           39,936        39,936          150,000

  16        56           44,596        44,596          150,000
  17        57           49,625        49,625          150,000
  18        58           55,059        55,059          150,000
  19        59           60,983        60,983          150,000
  20        60           67,457        67,457          150,000

  21        61           74,558        74,558          150,000
  22        62           82,360        82,360          150,000
  23        63           90,967        90,967          150,000
  24        64          100,477       100,477          150,000
  25        65          111,018       111,018          150,000

  26        66          122,622       122,622          150,000
W 27        67          135,362       135,362          161,080
  28        68          149,207       149,207          176,064
  29        69          164,247       164,247          192,169
  30        70          108,581       180,581          209,474

        BASED ON THE ASSUMPTION OF CURRENT CHARGES AND A HYPOTHETICAL GROSS
                           ANNUAL INVESTMENT RETURN OF
               0.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 37.

     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00%

    SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO
        PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
                UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

EV-96-36a (8/96)                                     Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40           Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Option is A (Level)
Prepared on Apr 08 1999                                          Form # VM-440
                                                         GIA: 5.10 5.6-10-26-98
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 Avenue of the Americas
New York, NY  10104
Phone:  (212) 554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                               FOR: John Client

                           ASSUMING CURRENT CHARGES

                                                       ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
                                                       ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
                                                            0.00% (-1.43% NET)                          6.00% (4.49% NET)

  END                             NET LOANS/        NET             NET             NET        NET           NET             NET
  OF                 ANNUALIZED   REPAYMTS/       POLICY         CASH SURR         DEATH     POLICY       CASH SURR         DEATH
  YR       AGE        PREMIUMS    WITHDRAWLS      ACCOUNT          VALUE          BENEFIT    ACCOUNT        VALUE          BENEFIT
  31        71         2,000           0          15,914           15,914          150,000    77,896         77,896         150,000
  32        72         2,000           0          14,145           14,145          150,000    81,968         81,968         150,000
  33        73         2,000           0          11,939           11,939          150,000    86,161         86,161         150,000
  34        74         2,000           0           9,264            9,264          150,000    90,504         90,504         150,000
  35        75         2,000           0           6,048            6,048          150,000    95,022         95,022         150,000

  36        76         2,000           0           2,145            2,145          150,000    99,718         99,718         150,000
T 37        77         2,000           0                                                     104,635        104,635         150,000
  38        78         2,000           0                                                     109,818        109,818         150,000
  39        79         2,000           0                                                     115,327        115,327         150,000
  40        80         2,000           0                                                     121,245        121,245         150,000

  41        81         2,000           0                                                     127,678        127,678         150,000
  42        82         2,000           0                                                     134,772        134,772         150,000
  43        83         2,000           0                                                     142,710        142,710         150,000
W 44        84         2,000           0                                                     151,271        151,271         158,835
  45        85         2,000           0                                                     160,164        160,164         168,172

  46        86         2,000           0                                                     169,426        169,426         177,897
  47        87         2,000           0                                                     179,031        179,031         187,982
  48        88         2,000           0                                                     188,979        188,979         198,428
  49        89         2,000           0                                                     199,273        199,273         209,237
  50        90         2,000           0                                                     209,912        209,912         220,408

  51        91         2,000           0                                                     220,897        220,897         231,941
  52        92         2,000           0                                                     232,227        232,227         243,838
  53        93         2,000           0                                                     243,903        243,903         256,099
  54        94         2,000           0                                                     255,925        255,925         268,721
  55        95         2,000           0                                                     268,289        268,289         281,704

  56        96         2,000           0                                                     280,995        280,995         295,045
  57        97         2,000           0                                                     294,704        294,704         306,492
  58        98         2,000           0                                                     309,579        309,579         318,866
  59        99         2,000           0                                                     325,806        325,806         332,322
  60       100         2,000           0                                                     342,443        342,443         345,867

                         ASSUMING HYPOTHETICAL GROSS
                         ANNUAL INVESTMENT RETURN OF
                              10.00% (8.43% NET)

  END                 NET             NET            NET
  OF                POLICY         CASH SURR        DEATH
  YR       AGE      ACCOUNT          VALUE         BENEFIT
  31        71        198,326        198,326         228,075
  32        72        217,657        217,657         245,953
  33        73        238,728        238,728         264,989
  34        74        261,731        261,731         285,286
  35        75        286,877        286,877         306,958

  36        76        314,408        314,408         330,129
T 37        77        344,321        344,321         361,537
  38        78        376,802        376,802         395,643
  39        79        412,055        412,055         432,657
  40        80        450,290        450,290         472,804

  41        81        491,733        491,733         516,320
  42        82        536,626        536,626         563,457
  43        83        585,220        585,220         614,481
W 44        84        637,778        637,778         669,667
  45        85        694,577        694,577         729,305

  46        86        756,062        756,062         793,865
  47        87        822,425        822,425         863,547
  48        88        893,993        893,993         938,693
  49        89        971,110        971,110       1,019,665
  50        90      1,054,137      1,054,137       1,106,844

  51        91      1,143,458      1,143,458       1,200,630
  52        92      1,239,749      1,239,749       1,301,453
  53        93      1,342,629      1,342,629       1,409,761
  54        94      1,453,354      1,453,354       1,526,022
  55        95      1,572,126      1,572,126       1,650,733

  56        96      1,699,438      1,699,438       1,784,410
  57        97      1,839,954      1,839,954       1,913,552
  58        98      1,995,712      1,995,712       2,055,583
  59        99      2,169,119      2,169,119       2,212,501
  60       100      2,355,065      2,355,065       2,378,615


      BASED ON THE ASSUMPTION OF CURRENT CHARGES AND A HYPOTHETICAL GROSS
                       ANNUAL INVESTMENT RETURN OF 0.00%,
                THE POLICY TERMINATES WITHOUT VALUE IN YEAR 37.

     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY
    PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
                           INVESTMENT RETURN OF 0.00%

    SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER
IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                       CLEARLY IDENTIFIED AS GUARANTEED.

EV-96-36a (8/96)                                     Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40           Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Option is A (Level)
Prepared on Apr 08 1999                                          Form # VM-440
                                                         GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 Avenue of the Americas
New York, NY  10104
Phone:  (212) 554-1234

                            APPLICABLE FOOTNOTES PAGE

                          PREPARED FOR: JOHN CLIENT

                       FOOTNOTES ARE ILLUSTRATED IN ORDER
                OF OCCURRENCE FOR EACH YEAR THEY ARE APPLICALE:
       -------------------------------------------------------------------

       ASSUMING CURRENT CHARGES               ASSUMING GUARANTEED CHARGES
       ------------------------               ---------------------------
       Year 27 - Footnote(s):  W.             Year 29 - Footnote(s): W.
       Year 37 - Footnote(s):  T.             Year 31 - Footnote(s): T.
       Year 44 - Footnote(s):  W.             Year 43 - Footnote(s): T.

EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION
--------------------------------------------------

T BASED ON THE ASSUMPTIONS OF THIS ILLUSTRATION, THE POLICY TERMINATES WITHOUT VALUE. ADVERSE TAX CONSEQUENCES COULD OCCUR IF A POLICY WITH LOANS IS SURRENDERED OR PERMITTED TO TERMINATE.

W THE POLICY HAS GONE INTO CORRIDOR. PREMIUMS IN EXCESS OF THE NO LAPSE GUARANTEE PREMIUM MAY BE RESTRICTED WITHOUT EVIDENCE OF INSURABILITY. WITHDRAWALS MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT IN EXCESS OF THE WITHDRAWAL AMOUNT.


   IL Protector is a Service Mark of The Equitable Life Assurance Society of the United States ("Equitable"). IL Protector is distributed by EQ Financial
    Consultants, Inc., New York, NY, a wholly-owned subsidiary of Equitable.
        Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (EQ). AXA, an insurance holding company, is EQ's largest shareholder. Neither EQ nor AXA has responsibility for the insurance obligations of Equitable. IL Protector is policy form 96-400 in most jurisdictions.

DELIVERY IN PA          MINIMUM INITIAL PREMIUM:           $247.00   INITIAL GUIDELINE SINGLE:   $28,434.60
RESIDENT OF PA          PLANNED ANNUAL PREMIUM:          $2,000.00   INITIAL GUIDELINE ANNUAL:    $2,506.75
                        TARGET PREMIUM:                  $1,360.50   INITIAL 7-PAY PREMIUM:       $6,667.00
                                                                     INITIAL NO LAPSE
                                                                      GUARANTEE PREM:             $1,360.50

EV-96-36a (8/96)                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount - $150,000
Riders:                               Initial Death Benefit Options is A (Level)
Prepared on Apr 08 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES